UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 30, 2007

The TriZetto Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-27501	33-0761159
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

567 San Nicolas Drive, Suite 360, Newport Beach, California 92660

(Address of principal executive offices)

949-719-2200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE:

This Current Report on Form 8-K/A amends and restates the Current Report on Form 8-K filed by The TriZetto Group, Inc. (the “Company”) with the Securities and Exchange Commission (the “SEC”) on February 5, 2007.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

On January 30, 2007, the Compensation Committee (the “Committee”) of the Board of Directors of The TriZetto Group, Inc. (the “Company”) established 2007 base salary, stock option awards, and performance-based restricted stock awards for certain of the Company’s executive officers. On February 10, 2007, the Committee established service-based restricted stock awards for these same individuals. The following table sets forth the 2007 base salary and equity compensation for the Company’s Chief Executive Officer, the Chief Financial Officer, and the other named executive officers set forth in the Company’s most recent Definitive Proxy Statement:

Name	Title	2007 Base Salary		Stock Option Awards (1)	Performance- Based Restricted Stock Awards (2)	Service- Based Restricted Stock Awards (3)
Jeffrey H. Margolis	Chairman of the Board and Chief Executive Officer	$573,021	(4)	44,672	25,005	49,995
James C. Malone	Executive Vice President and Chief Financial Officer	$320,252	(5)	13,688	7,500	15,000
Kathleen Earley	President and Chief Operating Officer	$425,241	(4)	20,260	12,501	24,999
Anthony Bellomo	Executive Vice President, Product Management	$330,000	(5)	9,404	5,001	9,999
Philip J. Tamminga	Executive Vice President, Development and Professional Services	$330,000	(5)	9,404	5,001	9,999
Patricia E. Gorman	Chief Information Officer	$300,000	(5)	7,348	1,166	2,334

(1)	The stock option awards (i) were granted by the Committee on January 30, 2007 pursuant to the Company’s 1998 Long-Term Incentive Plan, (ii) terminate ten years after the date of grant, unless terminated sooner because the holder’s service with the Company is terminated, and (iii) have an exercise price of $20.42 per share, the closing price of our common stock as reported on the Nasdaq Global Select Market on the date of grant, January 30, 2007. The stock options will vest in four equal annual installments beginning on January 30, 2008.
(2)	The performance-based restricted stock awards were granted by the Committee on January 30, 2007 pursuant to the Company’s 1998 Long-Term Incentive Plan. These restricted shares will cliff vest on March 15, 2010 if the Company achieves specified financial targets as of December 31, 2009.
(3)	The service-based restricted stock awards were granted by the Committee on February 10, 2007 pursuant to the Company’s 1998 Long-Term Incentive Plan. Approximately 67% of these restricted shares will cliff vest on February 10, 2009 and approximately 33% will cliff vest on February 10, 2010.
(4)	Salary increase retroactive to January 1, 2007.
(5)	Salary increase effective February 16, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE TRIZETTO GROUP, INC.

Date: February 15, 2007	By:	/s/ James J. Sullivan
James J. Sullivan
Senior Vice President, General Counsel and Secretary